UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2018

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Form 8-K/A

On May 14, 2018, GSE Systems, Inc. (the Company, GSE) filed a Current Report on Form 8-K (the Original Form 8-K) reporting that on May 11, 2018, the Company closed its acquisition of True North Consulting LLC (True North). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of True North and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. The audited financial statements of True North for the years ended December 31, 2017 and 2016, are filed herewith as Exhibit 99.1.
(b)	Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and True North for the year ended December 31, 2017 is filed herewith as Exhibit 99.2.
(d)	Exhibits

Number	Description
23.1	Consent of BDO USA, LLP, Independent Auditors of True North
99.1	Audited financial statements of True North for the years ended December 31, 2017 and 2016
99.2	Unaudited pro forma condensed combined financial information of the Company and True North for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.
Date: July 24, 2018	/s/ Emmett Pepe
Emmett Pepe
Senior Vice President and Chief Financial Officer